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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             BANCFIRST OHIO CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________

     (2) Form, Schedule or Registration Statement No.:__________________________

     (3) Filing Party:__________________________________________________________

     (4) Date Filed:____________________________________________________________

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                              BANCFIRST OHIO CORP.
                                 422 Main Street
                             Zanesville, Ohio 43701
                            Telephone: (614) 452-8444

                  ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  -------------------------------------------


To The Shareholders:

         The Annual Meeting of Shareholders of BancFirst Ohio Corp., an Ohio corporation (the "Company") will be held at the John McIntire Public Library, 220 North Fifth Street, Zanesville, Ohio, on the 17th day of April, 1997 at 10:00 a.m., local time, for the following purposes:

         1. To elect to the Board of Directors three (3) Class I directors for a term of three (3) years and until their successors are elected and qualified, and three (3) Class II directors for a term of one (1) year and until their successors are elected and qualified;

         2. To approve and adopt the proposal to amend the Company's Articles of Incorporation to provide for a Board of Directors consisting of not less than seven nor more than fifteen members, as fixed by the Board of Directors;

         3. To approve and adopt the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock;

         4. To approve and adopt the proposal to amend the Company's Articles of Incorporation to eliminate the par value per share of the Company's Common Stock;

         5. To approve and ratify the appointment of Coopers & Lybrand, L.L.P., as independent auditors for the fiscal year ending December 31, 1997; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on February 28, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The stock transfer books will not be closed.

                                              By Order of the Board of Directors

                                             /s/ William F. Randles
                                                 William F. Randles
                                                 Chairman of the Board

March 17, 1997

                              BANCFIRST OHIO CORP.
                                 422 Main Street
                             Zanesville, Ohio 43701
                            Telephone: (614) 452-8444


                             -----------------------
                                 PROXY STATEMENT
                             -----------------------

         The accompanying Proxy is solicited by the Board of Directors of BancFirst Ohio Corp. (the "Company"), for use at the Annual Meeting of Shareholders to be held on April 17, 1997, at 10:00 a.m. local time, at the John McIntire Public Library, 220 North Fifth Street, Zanesville, Ohio, or at any adjournments thereof. When the proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders attached hereto. The shares represented by any Proxy which directs abstention on any proposal will not be voted on such proposal, but will be included in calculating the shares represented by proxy at the Annual Meeting. Broker non-votes on the proposals are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote. Any shareholder may revoke his or her Proxy at any time before it is voted by delivering a later dated Proxy to the Secretary of the Company, at the Company's principal office, or by voting at the Annual Meeting. References herein to "FNB" mean The First National Bank, a wholly-owned subsidiary of the Company; references herein to "CSB" mean County Savings Bank, a wholly-owned subsidiary of the Company; and references to "Bellbrook" mean The Bellbrook Community Bank, a wholly-owned subsidiary of the Company.

         Only shareholders of record at the close of business on February 28, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         The Company has outstanding only common stock with $10.00 per value par share (the "Common Stock"), of which 4,033,919 shares were issued and 3,981,908 shares outstanding at the close of business on February 28, 1997. Each outstanding share of Common Stock is entitled to one vote. Upon request, holders of Common Stock are entitled to cumulative voting in the election of directors of the Company. When shares are voted cumulatively, the shareholder multiplies the number of his shares by the number of directors to be elected and may give any one or more nominees any portion of his total votes as so computed.

         This Proxy Statement, together with the Notice of Annual Meeting of Shareholders, Proxy and Annual Report of the Company for the fiscal year ended December 31, 1996 (the "Annual Report"), was first mailed to shareholders on or about March 18, 1997.

                              ELECTION OF DIRECTORS

GENERAL

         The Articles of Incorporation of the Company provide for a Board of Directors composed of not less than nine nor more than fifteen directors. The Board of Directors is recommending that the shareholders approve an amendment to the Articles of Incorporation to provide for a Board of Directors composed of not less than seven nor more than fifteen members. If this proposal is adopted by the shareholders, the Board of Directors intend to fix the number of directors at eight.

         The Articles of Incorporation of the Company designate three classes of directors, with each class serving a term of three (3) years. The four nominees for Class I director who will stand for election at this Annual Meeting are:
Richard O. Johnson, D.H.L.; William F. Randles; and Karl C. Saunders, M.D., F.A.C.S. The three nominees for Class II director who will stand for election at this Annual Meeting are:
Philip E. Burke, Gary N. Fields and James L. Nichols.

         Except where authority to vote for the nominees shown below is withheld, the proxyholders will vote the Proxy received by them FOR these nominees for the term indicated, and until their successors are duly elected and qualified. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur, the Proxies will be voted by the proxyholders for such other person or persons as may be designated by the present Board of Directors.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

         The following information was supplied to the Company by the listed nominees and continuing directors of the Company.

                                    NOMINEES
                                    --------
Name                            Age         Principal Occupation                    First Year Elected Director
----                            ---         --------------------                    ---------------------------
CLASS I-TERM
EXPIRES 1997:
Richard O. Johnson, D.H.L.      68          President of J.J. Agro, Inc.                         1990

William F. Randles              63          Chairman of the Board of the                         1990
                                            Company, and General Manager of
                                            T.C.I. Cablevision of Ohio, Inc.

Karl C. Saunders, M.D.,         45          Orthopedic Surgeon with Orthopedic                   1990
F.A.C.S.                                    Associates of Zanesville


CLASS II-TERM
EXPIRES 1998:

Philip E. Burke                 59          President,   Chief  Executive  Officer               1996
                                            and Director of Burke Products, Inc.

Gary N. Fields                  56          President of the Company                             *

James L. Nichols                53          Treasurer, The Ohio State University                 *

CLASS III-TERM
EXPIRES 1999:


Milman H. Linn, III             66          President of Zanesville Stoneware Co.                 1990

John W. Straker, Jr.            41          President of Oxford Oil Company                       1993

-------------------------

*Messrs. Fields and Nichols were appointed by the Board of Directors to fill vacancies on the Board in 1996, and have been nominated for election as a director of the Company.

RICHARD O. JOHNSON, D.H.L.

         Richard O. Johnson has served as a director of FNB since 1982 and a director of the Company since 1990. Since 1991, Mr. Johnson has been President of J.J. Agro, Inc. From 1952 to 1991, Mr. Johnson served as President and Manager of the Clay City Beverage Company. Mr. Johnson is a director of National Gas and Oil Company.

WILLIAM F. RANDLES

         William F. Randles has served as a director of FNB since 1984 and a director of the Company since 1990. Since January 1996, Mr. Randles has served as Chairman of the Board of the Company and FNB. Since 1967, Mr. Randles has been General Manager of T.C.I. Cablevision of Ohio, Inc. He also serves as a director of G-Pax, Inc.

KARL C. SAUNDERS, M.D., F.A.C.S.

          Karl C. Saunders has served as a director of FNB since 1989 and a director of the Company since 1990. Dr. Saunders, M.D., F.A.C.S. is an orthopedic surgeon with Orthopedic Associates of Zanesville.

PHILIP E. BURKE

          Philip E. Burke has served as a director of the Company since 1996. Mr. Burke has served as a director of Bellbrook since 1982. Mr. Burke has served as President and Chief Executive Officer of Burke Products, Inc.
since 1966.

GARY N. FIELDS

         Gary N. Fields was appointed President and Chief Executive Officer of the Company in April 1996 and was appointed a director of the Company and CSB in September 1996. He had served as Vice President of the Company from February 1994 to April 1996. From September 1991 to February 1994, he was employed by Bank One, Columbus where he coordinated the merger of The Central Trust Company of Central Ohio into Bank One. From September 1986 to September 1991, he served as president of The Central Trust Company of Ohio.

JAMES L. NICHOLS

          James L. Nichols was appointed a director of the Company in September 1996 and has served as a director of CSB since February 1992. Mr. Nichols has served as the Treasurer of The Ohio State University since 1981.

MILMAN H. LINN, III

         Milman H. Linn, III has served as a director of FNB since 1981 and a director of the Company since 1990. Mr. Linn Serves as President of Zanesville Stoneware Co., first elected to that position in June 1957.

JOHN W. STRAKER, JR.

          John W. Straker, Jr. began serving as a director of FNB and the Company in 1993. In September 1996, Mr. Straker resigned from the board of FNB and was elected a director of CSB. Since 1984, Mr. Straker has served as President of Oxford Oil Company.

                      MEETINGS AND COMMITTEES OF THE BOARD

         The Board, pursuant to its powers, has designated an Audit Committee. The Board has no nominating committee or other committee which performs similar functions. The Board held 20 regularly scheduled meetings and one special meeting during the year ended December 31, 1996. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board and the number of meetings held by all committees of the Board on which he served.

         The Audit Committee examines, at least annually, the affairs of the Company, ascertains whether the accounts are correctly kept and whether the condition of the Company corresponds with its accounts, and makes recommendations to the Board of Directors. The committee held 13 meetings during the year ended December 31, 1996. Messrs. Johnson, Nichols, Straker and Saunders are presently members of the Committee.

         The Compensation Committee is responsible for making recommendations to the Board of Directors regarding salaries and bonuses to be paid to executive officers. During the year ended December 31, 1996 this committee held two meetings. Messrs. Linn, Straker, Saunders and Stewart are presently members of this committee.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

         The following information was supplied to the Company by the listed executive officers of the Company, FNB, CSB and Bellbrook and is current as of March 1, 1997. All executive officers serve a term of one (1) year, unless removed from office pursuant to the Code of Regulations of the Company. Officers of the subsidiaries serve at the pleasure of such subsidiary's Board of Directors.

                              `
              NAME                     AGE                         POSITION
              ----                     ---                         --------
Gary N. Fields                          56       President and Chief Executive Officer and
                                                 director of the Company; Director of CSB
David A. Arnold (1)                     59       Vice President of the Company

James H. Nicholson (2)                  34       Vice President and Secretary of the
                                                 Company; President and Chief Executive
                                                 Officer of FNB
Edward N. Cohn (3)                      38       Vice President of the Company; President
                                                 and Chairman of the Board of CSB
Michael S. Kappas (4)                   49       Vice President of the Company; Executive
                                                 Vice President and Vice Chairman of the
                                                 Board of CSB
Ingrid H. Phillips (5)                  40       Vice President of the Company; Senior Vice
                                                 President of CSB
Kim M. Taylor (6)                       41       Treasurer and Chief Financial Officer of
                                                 the Company; Senior Vice President and
                                                 Chief Financial Officer of CSB
Theresa L. Barnhart (7)                 42       Senior Vice President of FNB

Robert M. Butler (8)                    50       Senior Vice President of FNB, President and
                                                 Chief Executive Officer of FFSG, NA
Joseph M. Arie (9)                      39       Senior Vice President of FNB

Charles E. White (10)                   57       Senior Vice President of FNB

Gary L. McGlaughlin (11)                47       Executive Vice President of CSB

Mark A. Gearhart (12)                   44       Senior Vice President of CSB

William A. Dougherty (13)               38       President and Chief Executive Officer of
                                                 Bellbrook

(1) David A. Arnold has served as Vice President of the Company since April 1991. From April 1991 to February 1996, Mr. Arnold served as Executive Vice President of FNB. During 1996, Mr. Arnold served as President of FNB. From April 1988 to April 1991, Mr. Arnold served as Executive Vice President and Chief Administrative Officer of Bay Bank & Trust Co., Panama City, Florida. From November 1980 to April 1988, Mr. Arnold served as Executive Vice President of Commercial National Bank, Tiffin, Ohio.

(2) James H. Nicholson has served as Secretary of the Company since April 1991, Vice President of the Company since September 1996 and President of FNB since February 1997. Mr. Nicholson served as Executive Vice President of FNB from May 1996 to January 1997 and Chief Operating Officer of FNB from August 1996 to January 1997. Mr. Nicholson served as Chief Financial Officer of FNB from April 1994 to September 1996, served as Controller of FNB from June 1990 to April 1994 and served as Treasurer of the Company from April 1991 to September 1996. From June 1988 to June 1990, he served as Manager of Accounting and Finance for Rickenbacker Development Corp. From September 1984 to June 1988, Mr. Nicholson was an audit supervisor for Coopers & Lybrand.

(3) Edward N. Cohn has served as Vice President of the Company since September 1996. Mr. Cohn has served as Chairman of the Board of Directors and President of CSB since September 1993. Prior to September 1993, Mr. Cohn served as a Director and as President of the Licking and Franklin County Divisions for CSB.

(4) Michael S. Kappas has served as Vice President of Operations and Systems of the Company since February 1997. Mr. Kappas has served as Executive Vice President of CSB since February 1993 and as Vice Chairman since September 1993. Prior to February 1993, Mr. Kappas served as a Director and as Chief Financial Officer of CSB.

(5) Ingrid H. Phillips has served as Vice President of Human Resources of the Company since February 1997. Ms. Phillips has served as Senior Vice President of CSB since February 1993. Prior to February 1993, Ms. Phillips served as Vice President/Controller of CSB.

(6) Kim M. Taylor has served as Chief Financial Officer/Treasurer of the Company since September 1996. Mr. Taylor has served as Senior Vice President of CSB since February 1993 and as Chief Financial Officer since September 1993. Prior to February 1993, Mr. Taylor served as Vice President of Finance/Treasurer of CSB.

(7) Theresa L. Barnhart has served as Senior Vice President of FNB since April 1994. Ms. Barnhart currently serves as FNB's Senior Operations Officer. Ms. Barnhart joined FNB in 1971 and has held numerous positions within FNB's operations area.

(8) Robert M. Butler has served as Senior Vice President of FNB since February 1995 and President of FFSG, NA since July 1996. From August 1993 to February 1995, Mr. Butler served as Senior Vice President of the Trust Company of Kentucky, Ashland, Kentucky. From July 1989 to July 1993, he served as Vice President and Senior Trust Officer of United Southern Bank, Estis, Florida.

(9) Joseph M. Arie has served as Senior Lending/Senior Credit Officer of FNB since November 1996. From March 1996 to November 1996, Mr. Arie served as Group Vice President, Small Business Lending. From June 1992 to March 1996, Mr. Arie served as Vice President and Manager of the Columbus Small Business Lending Center. From January 1987 to May 1992, Mr. Arie served as Vice President, Commercial Lending Officer for Busey Bank, Urbana, Illinois.

(10) Charles E. White has served as Senior Vice President of FNB since November 1987.

(11) Gary L. McGlaughlin has served as Executive Vice President and Chief Lending Officer of CSB since February 1993. Prior to February 1993, Mr. McGlaughlin served as Chief Lending Officer of CSB.

(12) Mark A. Gearhart has served as Senior Vice President of CSB since February 1993. Prior to February 1993, Mr. Gearhart served as Vice President of CSB.

(13) William A. Dougherty has served as President and Chief Executive Officer of Bellbrook since July 1995. From June 1992 to July 1995, Mr. Dougherty served as Vice President and Senior Retail Lending Officer, Elyria Savings & Trust National Bank, Elyria, Ohio. From October 1990 to June 1992, Mr. Dougherty served as Assistant Vice President and Manager of Indirect Lending, First National Bank of Ohio, Akron, Ohio. From May 1986 to October 1990, he served as Installment Loan Officer & Assistant Manager Installment Loan Department, Old Phoenix National Bank, Medina, Ohio. From May 1986 to July 1995, he was an employee of FirstMerit Corporation.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information with respect to each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock of the Company as of March 1, 1997, the nominees for director, the directors, the executive officers named in the Summary Cash Compensation Table, and the officers and directors as a group. The common stock ownership information includes current shareholdings and, if applicable, common stock subject to warrants, options or other convertible securities which are currently exercisable or exercisable within 60 days:

             NAME AND ADDRESS OF                 NUMBER OF SHARES        PERCENT OF OUTSTANDING
              BENEFICIAL OWNER                  BENEFICIALLY OWNED           COMMON STOCK (1)
----------------------------------           ------------------------   ---------------------------
The First National Bank, Trustee                    443,382(2)                  11.13%
   422 South Main Street
   Zanesville, Ohio  43702-2668
J.W. Straker, Sr.                                   229,613                      5.77%
   4120 Harbor Oaks Court
   Bonita Springs, Florida 33923
Philip E. Burke                                       6,050                        *
Gary N. Fields                                        3,222                        *
Richard O. Johnson                                   60,466                      1.52%
Milman H. Linn, III                                  99,164                      2.49%
James L. Nichols                                      1,500                        *
William F. Randles                                   16,726                        *
Karl C. Saunders                                      9,611                        *
John W. Straker, Jr.                                206,973                      5.20%
David A. Arnold                                       5,878                        *
James H. Nicholson                                    4,047                        *
Edward N. Cohn                                        5,808                        *
Joseph M. Arie                                        2,815                        *

All  officers  and  directors  as a group (21       445,223                     11.18%
persons)

*   Less than one percent.

(1) Percentages are based upon 3,981,908 shares of Common Stock outstanding.
(2) Of these shares, The First National Bank has no investment power in 338,928 shares and sole voting power in 104,454 shares.

                               BOARD OF DIRECTORS

         Set forth below is information regarding the members of the Board of Directors of each Subsidiary of the Company:

THE FIRST NATIONAL BANK OF ZANESVILLE                      BELLBROOK COMMUNITY BANK
-------------------------------------                      ------------------------

WILLIAM F. RANDLES, Chairman of the Board,                 YENEMA V. (BURMA) FERNANDEZ, Chairperson of
General Manager, TCI Cablevision of Ohio, Inc.             the Board, Owner and Operator, Bellbrook Shopping
FRANK J. DOSCH, CLU, ChFC, District Agent,                 Plaza
Northwestern Mutual Life, President, The Forker            PHILIP E. BURKE, President, Burke Products, Inc.
Company                                                    HOWARD M. CARL, Owner, Optometrist
SUSAN S. HENDERSON, Assistant Professor,                   RAY A. COX, Partner, Cox, Ginger, and Root,
Muskingum Area Technical College                           Attorneys at Law
RICHARD O. JOHNSON, DHL, President, J.J. Argo,             WILLIAM A. DOUGHERTY, President and CEO,
Inc.                                                       Bellbrook Community Bank
MILMAN H. LINN, III, President and General                 JOHN M. GLOYD, Retired President, Bellbrook
Manager Zanesville Stoneware Company                       Community Bank
JAMES H. NICHOLSON, President and CEO of The               JAMES W. GRUSHON, Retired/Owner, Thomas &
First National Bank of Zanesville                          Grushon Insurance Co.
KARL C. SAUNDERS, MD, FACS, Orthopedic                     RICHARD B. PAVLAK, President, PRD Corp.
Surgeon, Orthopedic Associates, Saunix                     CHARLES R. POSTON, President, Dayton Hasty Tasty,
Management, Ltd.                                           Inc.
WILLIAM T. STEWART, PHD, PE, President, Stewart            GRAHAM L. ROGERS, Owner, Rogers-McNay
LYNN H. WILLETT, PHD, President, Muskingum Area            Insurance Agency, National Insurance Agents, Inc.,
Technical College                                          R&R Co., R&R Investments Co., Troy Town Co.





COUNTY SAVINGS BANK                                        FIRST FINANCIAL SERVICES GROUP, N.A.
                                                           (Subsidiary of The First National Bank of
EDWARD N. COHN, Chairman of the Board, President           Zanesville)
County Savings Bank
MICHAEL S. KAPPAS, Vice Chairman, Executive Vice           MILMAN H. LINN, III, Chairman of the Board,
President, County Savings Bank                             President and General Manager, Zanesville
JAMES A. MORAN, Vice President Sales, Checkfree            Stoneware Company
Corporation                                                DAVID A. ARNOLD, Vice President, BancFirst Ohio
JAMES L. NICHOLS, Treasurer, The Ohio State                Corp.
University                                                 ROBERT M. BUTLER, President and CEO, First
JOHN W. STRAKER, JR., President, Oxford Oil                Financial Services Group, N.A.
Company                                                    FRANK J. DOSCH, CLU, CHFC, District Agent,
                                                           Northwestern Mutual Life, President, The Foraker
                                                           Company
                                                           WILLIAM  T. STEWART PHD, PE,  President, Stewart
                                                           Glapat Corp.



DIRECTORS EMERITI
-----------------

Robert W. Forker, CLU
Charles A. Gorsuch
J.W. Straker, Sr.

                             EXECUTIVE COMPENSATION

REMUNERATION OF EXECUTIVE OFFICERS

         The following table sets forth as to each person who served as Chief Executive Officer in 1996 and the four highest paid executive officers whose annual salary and bonus for 1996 exceeded $100,000, information regarding all forms of compensation paid or payable by the Company, FNB or CSB (from August 14, 1996 through December 31, 1996) for services in all capacities for the years indicated:

                           SUMMARY COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------------------

                                                  ANNUAL COMPENSATION
                                               --------------------------
                                                                                  Other Annual           All Other
                                                                                  Compensation          Compensation
Name and Principal Position              Year      Salary ($)    Bonus ($)            ($)(1)                  ($)
---------------------------              ----      ----------    ---------        -------------         -------------

Gordon C. Wagner,                        1996       116,923          0                 828                  3,566(4)
Chief Executive                          1995       190,000        83,000              725                 20,484
Officer of the Company(2)                1994       175,000        70,000              630                 20,484


Gary N. Fields                           1996       129,490        60,000              460                 19,362(4)
Chief Executive Officer of the           1995       103,500        15,000              400                  8,196
Company (3)                              1994        88,816          19                630                    384
                                                                   0,000


David A. Arnold                          1996       128,392        75,000              828                 19,633(4)
President of FNB (5)                     1995       122,390        53,540              725                 20,057
                                         1994       118,250        37,000              630                 19,351


James H. Nicholson                       1996        91,211        60,000              828                 17,759(4)
Chief Financial Officer                  1995        73,735        32,890              800                 13,821
of FNB(6)                                1994        71,000        22,000              630                 12,015


Edward N. Cohn                           1996         71,538        40,380               0                  8,950(4)
President of CSB(7)

Joseph M. Arie                           1996         93,513        10,000             791                 16,741(4)
Senior Vice President of FNB             1995         62,875        39,946             700                 14,297
                                         1994         65,919             0             626                 10,324

--------------------

(1) Represents dollar value attributable to personal use of Company-paid club membership.

(2)      Mr. Wagner resigned effective February 1, 1996.

(3) Mr. Fields joined the Company in February 1994, and was elected Chief Executive Officer of the Company in April 1996.

(4) Represents dollar value of term life insurance premiums paid by the Company on behalf of Messrs. Wagner ($720), Fields ($449); Arnold ($599), Nicholson ($386) Cohn ($450) and Arie ($236) and Company contributions to defined contribution plans on behalf of Messrs. Wagner ($2,846), Fields ($18,914), Arnold ($19,034), Nicholson ($17,373), Cohn
         ($8,500) and Arie ($16,504).

(5) Mr. Arnold served as President of FNB from February 1, 1996 through January 31, 1997. Mr. Arnold currently serves as Vice President of the Company.

(6)      Mr. Nicholson was elected President of FNB in February 1997.

(7) Mr. Cohn joined the Company on August 14, 1996 in connection with the consummation of the Company's acquisition of CSB.

DIRECTOR COMPENSATION
---------------------

         Each director of the Company receives a $5,500 retainer and $250 for each meeting of the Company's Board of Directors and committees of the Board attended. Each director of FNB receives a $5,500 retainer and $250 for each meeting of FNB's Board of Directors and committees of the Board attended. Each director of CSB receives $1,000 for each meeting of CSB's Board of Directors attended and $450 for each meeting of a committee of the Board attended. Each director of Bellbrook receives $200 for each meeting of Bellbrook's Board of Directors and committees of the Board attended. Mr. Randles receives a $15,000 retainer for serving as Chairman of the Board of the Company and a $5,000 retainer for serving as Chairman of the Board of FNB. Directors receive no compensation for meetings of the Compensation Committee and the committee that administers the Employee Stock Purchase Plan. The directors who also serve as officers of the Company, FNB, CSB or Bellbrook and the Secretary to the Board of Directors do not receive compensation for meetings attended.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and no member has any direct or indirect material interest in or relationship with the Company except his stock ownership and position as a director. The Compensation Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy, if necessary.

         The Named Officers of the Company, other than Mr. Fields, receive no compensation from the Company, but are paid by FNB, CSB, or Bellbrook for services rendered in their capacities as executive officers of the respective subsidiary. Generally, the Compensation Committee reviews and recommends to the Board of Directors the compensation of the Chief Executive Officer, consisting of both base salary and executive bonus. The Chief Executive Officer of each of the three subsidiaries establishes the salary and bonus levels of the other executive officers within his organization. The executive compensation levels were determined by the respective Chief Executive Officers based on a subjective performance review of each officer and the performance of his or her area of responsibility. The compensation components for executive officers, other than the Chief Executive Officer, do not relate directly to specific Company performance or any targeted performance factors. These recommendations were made to the respective boards and ratified by board action. During 1996, no recommendation of the

Compensation Committee regarding the Chief Executive Officers' compensation or any determination regarding executive compensation was in any material way modified or rejected by the Board of Directors.

         Gordon C. Wagner continued to serve as President of the Company through January 31, 1996, at which time he resigned due to health reasons. During this period in 1996, Mr. Wagner received a base salary equal to his 1995 base salary. Upon Mr. Wagner's resignation, William F. Randles was elected to serve as Chairman of the Board and Interim Chief Executive Officer, until a successor could be located. Mr. Randles was not paid a salary for assuming the additional responsibilities as Chief Executive Officer, but received compensation for serving as Chairman. Mr. Randles served as Chief Executive of the Company until April 16, 1996, at which time Gary N. Fields was elected President and Chief Executive Officer.

         During 1996, the Compensation Committee was charged by the BancFirst Ohio Corp. Board of Directors and the FNB Board of Directors to review and recommend salary and bonus levels for Mr. Fields, President and Chief Executive Officer of BancFirst Ohio Corp., and Mr. Arnold, President and Chief Executive Officer of FNB. Thus, the Committee was serving each board in this capacity. Mr. Cohn, President and Chairman of the Board of CSB, is party to a two-year employment agreement pursuant to which his salary has been determined. The bonuses for executive officers of CSB are calculated pursuant to an existing performance bonus plan of CSB, pursuant to which an executive officer will receive an annual bonus equal to a specified percentage of his or her base salary if certain financial objectives of CSB are achieved. Due to the employment agreement and the performance bonus plan, Mr. Cohn's salary and bonus were not reviewed by the Committee

         The salary of Mr. Fields was established by the Compensation Committee and Board of Directors upon his appointment as President and Chief Executive Officer of BancFirst Ohio Corp. The base compensation for Mr. Fields was largely determined based upon comparisons with historical compensation levels within the Company and the existing salary levels of the chief executive officers of the Company's subsidiaries. In addition, Mr. Fields' salary was established in recognition of the responsibility Mr. Fields had in successfully establishing the current corporate structure following the acquisition of CSB. The Compensation Committee has also established the salary for Mr. Fields for 1997 and his bonus for 1996. These determinations were based largely upon a review of the overall organizational performance during 1996, comparison with other comparable midwestern high-performing financial service organizations, and recognition of Mr. Fields' efforts in accomplishing the acquisition of CSB. The banks surveyed did not include the NASDAQ Bank Industry Index set forth in the Corporate Performance Graph, but were selected by the Compensation Committee as a peer group solely for the purpose of determining compensation levels. The Compensation Committee has no formal policy for targeted financial accomplishments in determining compensation levels. Neither the salary component nor the bonus component was determined based upon targeted performance factors.

         The Compensation Committee recommended Mr. Fields' bonus compensation in recognition of the financial and operational achievements of the Company and its subsidiaries, taken as a whole, with no relative weight assigned to any particular factor of the Company's performance.

         The Compensation Committee believes that base salaries should be competitive with those of financial services organizations of comparable performance size, and that a major component of total compensation should be in the form of performance bonuses established at year-end. The Committee believes that this provides the Executive Officers with the necessary incentive to manage the affairs of the Company and each of the subsidiaries in an efficient manner and to serve the needs of our respective markets. During 1997, the Compensation Committee intends to evaluate an additional component of executive compensation
- long-term incentives. The Committee has engaged the services of Coopers & Lybrand to assist in this evaluation and it is anticipated that any long-term incentive program the Committee may recommend will serve to provide additional alignment between the goals of our shareholders and our executive management.

                     Milman H. Linn, III
                     Karl C. Saunders
                     William T. Stewart
                     John W. Straker, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1996, Messrs. Linn, Saunders, Stewart and Straker served as members of the Compensation Committee of the Company's Board of Directors. The Compensation Committee determined the compensation level of the Chief Executive Officer. Mr. Fields, Chief Executive Officer of the Company, determined the compensation levels of each of the other executive officers of the Company.

                           CORPORATE PERFORMANCE GRAPH

         The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The graph below compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock with the cumulative return of the Total Return Index for the NASDAQ Stocks and the NASDAQ Bank Industry Index (SIC Codes 602 and 671) for the period of five fiscal years. The graph assumes reinvestment of all dividends paid on the Company's Common Stock. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
          BANCFIRST OHIO CORP., TOTAL NASDAQ STOCKS, NASDAQ BANK STOCKS
--------------------------------------------------------------------------------




                             [GRAPH TO BE INSERTED]












           Assumes that the value of the investment in BancFirst Ohio
          Corp. Stock and each index was $100 at December 31, 1991 and that all dividends were reinvested.
--------------------------------------------------------------------------------

                                   PLOT POINTS

                        1991            1992             1993            1994             1995            1996
                        ----            ----             ----                             ----            ----
BancFirst               100            118.25           185.55          192.37           257.15          269.72
Nasdaq Stocks           100            116.38           133.60          130.59           184.67          227.16
Nasdaq Bank             100            145.55           165.99          165.38           246.32          325.60
Stocks

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Several directors of the Company and/or FNB and/or CSB and/or Bellbrook are affiliated with entities engaged in various levels of business activity with FNB and/or CSB and/or Bellbrook. These and other transactions of FNB and/or CSB and/or Bellbrook with officers, directors, employees, principal shareholders or affiliates have been or will be (i) made in the ordinary course of business;
(ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (iii) such that they did not or do not involve more than the normal risk of collectibility or present other unfavorable features.



PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO REDUCE THE REQUIRED
                       BOARD COMPOSITION (SEE EXHIBIT A)

         On March 13, 1997, the Company's Board of Directors authorized an amendment to the Company's Articles of Incorporation to reduce the required Board composition. The Articles of Incorporation currently provide for a Board of Directors composed of not less than nine nor more than fifteen members, as fixed by the Board. If this amendment to the Articles of Incorporation is approved by the shareholders, the Articles of Incorporation will provide for a Board composed of not less than seven nor more than fifteen members, and the Board intends to fix the number of directors at eight. The shareholders are being asked to approve and adopt this proposed amendment.

         The Board believes that the proposed reduction in the minimum Board composition is desirable in light of the organizational changes to the composition of the Company's Board and the board of directors of the subsidiaries during 1996. The Board believes that the current composition of the Board, consisting of eight members, provides for orderly, efficient and well-informed direction to the Company.

         The reduction in the minimum number of directors who can compose the Board could have an impact on the number of directors a minority shareholder could elect if cumulative voting has been exercised. When shares are voted cumulatively, the shareholder multiplies the number of his shares by the number of directors to be elected and may give any one or more nominees any portion of his total votes as so computed. However, the Company's Articles of Incorporation provide for a staggered Board of Directors, so that the entire Board is not up for election each year. Because of this provision for a staggered Board, the reduction in the minimum composition from nine members to seven members should not significantly impact the rights of any current shareholder.

         The reduction in the minimum composition of the Board of Directors could make a change in control of the Company more difficult, and therefore, less likely, since the number of directors to be elected in any given year may be less. With a staggered Board with a minimum composition of nine individuals, at least three directors will be elected each year. If this proposed amendment is adopted, and the Board of Directors fixes the Board composition at seven or eight, then in some years only two directors will be elected by the shareholders, making a change in control more difficult. The Board of Directors is not aware of any third party dissident group who intends to seek the nomination of an individual for election to the Board of Directors, nor is the Board of Directors aware of any other party who contemplates taking any action in an attempt to obtain control of the Company.

         The approval of the adoption of the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO REDUCE THE MINIMUM COMPOSITION OF THE BOARD OF DIRECTORS.

  PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK (SEE EXHIBIT A)

         On January 23, 1997, the Company's Board of Directors authorized an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 7,500,000 to 20,000,000. The shareholders are being asked to approve and adopt this proposed amendment. As of the Record Date, 4,033,919 shares of Common Stock were issued and 3,981,908 shares outstanding, leaving only 3,518,092 shares (including Treasury shares) available for issuance.

         The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have more flexibility to issue shares of Common Stock, without the expense and delay of a special shareholders' meeting, in connection with possible future stock splits or stock dividends, future opportunities for expanding the business through acquisitions, equity financings, management incentive and employee benefit plans and for other general corporate purposes.

         The increase in authorized Common Stock will not have any immediate effect on the rights of existing shareholders. The Company has no present plans to issue any shares of additional Common Stock authorized by this proposal. However, any such issuance of additional shares of Common Stock will decrease the existing shareholders' percentage equity ownership and could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock. The Board will have the authority to issue authorized Common Stock without requiring future shareholder approval of such issuances, except as may be required by applicable law or stock exchange regulations.

         In addition, the Company could issue additional shares of authorized and unissued Common Stock in one or more transactions which could dilute the stock ownership or voting rights of a person seeking to obtain control of the Company, which would make a change in control of the Company more difficult, and therefore less likely.

         The approval of the adoption of the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK.


  PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO ELIMINATE THE
      PAR VALUE PER SHARE OF THE COMPANY'S COMMON STOCK (SEE EXHIBIT A)

         On January 23, 1997, the Company's Board of Directors authorized an amendment to the Company's Articles of Incorporation to eliminate the par value per share of the Company's Common Stock. The Articles of Incorporation currently state that the Company's Common Stock shall have a $10.00 par value. The Company's shareholders are being asked to approve and adopt this proposed amendment. The Board believes that this amendment will position the Company to more effectively utilize and manage its equity, providing the Company with greater financial flexibility, including the declaration of stock dividends or stock splits.

         Under current corporate law, par value is an arbitrary figure as it relates to Common Stock, which is determined by incorporators of an entity and set forth in the Articles of Incorporation. Many companies who incorporate today use a low par value (i.e., $0.01, $0.10, $1.00) or have no par value. The State of California no longer uses the concept of par value for its domestic corporations.

         Under prior Ohio corporate law, par value served several functions. The par value was the price at which the shares of Common Stock were offered to shareholders, and was meant to provide shareholders with assurance that others who purchased stock in the company would not pay less for the stock than the original purchasers. Because the par value represented the price actually paid for stock of the Company, the par value was a measure of the capital necessary to begin or expand a business, and a creditor could decide whether he could safely lend funds to the entity based upon the capital represented by the par value.

         The First National Bank of Zanesville was established as a national bank in 1863 with a $10.00 par value per share of its common stock. In 1990, the shareholders of The First National Bank of Zanesville approved a corporate reorganization to form the holding company. BancFirst Ohio Corp. was formed in connection with that reorganization and the par value per share of the shares of The First National Bank of Zanesville was maintained for the Company. The Board of Directors believes that it is in the best interest of the Company and its shareholders to eliminate the par value for the shares of the Company's Common Stock.

         Although par value generally does not serve the corporate purposes for which it was originally intended, it remains a factor under Ohio law in determining the funds available for use by the Company in paying dividends and other distributions to shareholders and in determining the extent of any permissible corporate repurchases of shares of Common Stock. The Company is required to maintain a stated capital account at least equal to the total number of shares issued, multiplied by the par value per share. With a $10.00 par value, the Company is required to maintain a stated capital account of at least $40,339,190. In order for the Company to pay dividends to its shareholders or repurchase shares of its Common Stock, it must calculate its surplus in accordance with Ohio law. Surplus is the excess of the Company's assets over its liabilities, plus stated capital.

         The Board believes that the proposed elimination of the par value of the shares of Common Stock is desirable to provide the Company with flexibility in managing its corporate funds. The adoption of the amendment to eliminate par value for shares of the Company's Common Stock will substantially decrease the Company's required stated capital which must be added to the Company's liabilities in determining any surplus available for dividends, distributions, corporate share repurchases and other corporate purposes under Ohio law.

         The elimination of the par value per share of Common Stock will not have any effect on the rights of existing shareholders. However, the Board does have the authority to issue authorized Common Stock on the terms and for the consideration determined by the Board without requiring future shareholder approval of such issuances, except as may be required by applicable law or stock exchange regulations. Under Ohio law, shares of common stock cannot be issued for consideration less than the par value of the stock, and therefore, currently the Board cannot issue shares of Common Stock for less than $10.00 per share. If the amendment to the Articles of Incorporation is adopted by the shareholders, the Board could issue shares of Common Stock at any price it determines, subject to requirements of applicable law and stock exchange regulations. In addition, under Ohio law, shareholders are entitled to a preference in bankruptcy over other classes of Common Stock which have a lower par value, to the extent of such par value. Currently, the Company has only one class of Common Stock and has no plans to issue any other class of Common Stock. However, if the proposed amendment is adopted by the shareholders and a second class of stock is ever issued by the Company, the holders of the new class of stock may have a preference in bankruptcy to the extent of any par value of the new class of common stock.

         The approval of the adoption of the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO ELIMINATE PAR VALUE FOR SHARES OF THE COMPANY'S COMMON STOCK.


                             INDEPENDENT ACCOUNTANTS

         The shareholders are asked to approve and ratify the Board of Directors' appointment of Coopers & Lybrand, L.L.P., certified public accountants, as the independent auditors of the Company for the purpose of auditing and reporting upon the financial statements of the Company for the year ending December 31, 1997. The audit function encompasses not only the annual examination of the Company, but also includes a review of certain Securities and Exchange Commission filings relating to the Company. Representatives of Coopers & Lybrand,

L.L.P., are expected to be present at the Annual Meeting. At such time, the representatives will have any opportunity to make a statement, if they desire to do so, and will be able to respond to appropriate questions.

         An affirmative vote of the holders of a majority of shares of Common Stock present or represented, and entitled to vote, at the Annual Meeting is required for approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P., AS INDEPENDENT AUDITORS OF THE COMPANY.

                              FINANCIAL STATEMENTS

         The financial statements of the Company are not included in this Proxy Statement as they are not deemed material to the exercise of prudent judgment by the shareholders with respect to any proposal to be submitted at this Annual Meeting. The Annual Report of the Company for the year ended December 31, 1996, including the audited consolidated financial statements contained therein, is enclosed with this Proxy Statement but such Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the Proxy soliciting material.

                             SHAREHOLDERS' PROPOSALS

         Shareholders' proposals intended for inclusion in the Proxy material solicited by the Company for the 1998 Annual Meeting of Shareholders must be received at the Company's executive offices not later than December 8, 1997. The Company will not be required to include in its Proxy Statement or form of Proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities Exchange Commission.

                                     GENERAL

         The Proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the meeting or any adjournments thereof, but the Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. The persons named in the Proxy solicited by management will vote all properly executed Proxies. If a shareholder specifies on such Proxy a choice with respect to a proposal to be acted upon, the Proxy will be voted in accordance with such specifications. Where no choice is specified, the Proxy will be voted FOR all nominees for director and FOR proposals 2, 3, 4 and 5. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the Annual Meeting, the persons named in the Proxy will vote thereon in accordance with their best judgment. The presence at the Annual Meeting in person or by Proxy of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum as prescribed by the Code of Regulations of the Company.

         The entire cost of soliciting proxies for the Annual Meeting will be borne by the Company. Proxies may be solicited by officers, directors, and regular employees of the Company personally, by mail, or by telephone or telegraph, and the Company may reimburse brokers, custodian banks, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

                                              By Order of the Board of Directors


                                              /s/ William F. Randles
                                              William F. Randles
                                              Chairman of the Board

March 17, 1997
Zanesville, Ohio

                                    EXHIBIT A
                                AMENDMENTS TO THE
                            ARTICLES OF INCORPORATION
                                       FOR
                              BANCFIRST OHIO CORP.


         The first sentence of ARTICLE 6 shall be replaced in its entirety with the following:

         6.1 The Board of Directors (hereinafter sometimes referred to as the "Board") shall consist of not less than SEVEN nor more than fifteen shareholders, the exact number of such minimum and maximum limits to be fixed and determined from time to time by a vote of the shareholders owning a majority of the stock of the Corporation.

         The first two sentences of ARTICLE 4 shall be replaced in its entirety with the following:

         4.1 The maximum number of shares of capital shares which this corporation is authorized to issue or to have outstanding at any time shall be TWENTY MILLION (20,000,000) SHARES all of which shall be common shares.
The shares will have NO PAR VALUE.

                                      PROXY
                              BANCFIRST OHIO CORP.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 April 17, 1997

         The undersigned hereby appoints David A. Arnold and James H. Nicholson, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of BancFirst Ohio Corp. (the "Company") and any adjournments or postponements thereof (the "Meeting") and to vote all common shares the undersigned would be entitled to vote at the Meeting as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the Meeting.

1.  ELECTION OF
    DIRECTORS:        [ ] FOR all nominees listed below (except           [ ] WITHHOLD  AUTHORITY  to vote for
                          as marked to the contrary below).                   all nominees listed below.

  Richard O. Johnson, William F. Randles, Karl C. Saunders (CLASS I DIRECTORS)

     Philip E. Burke, Gary N. Fields, James L. Nichols (CLASS II DIRECTORS)

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

2. TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO REDUCE THE MINIMUM BOARD COMPOSITION.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

3. TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

4. TO APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO ELIMINATE THE PAR VALUE PER SHARE OF THE COMPANY'S COMMON STOCK.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

5. TO APPROVE AND RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                  [ ] FOR           [ ] AGAINST      [ ] ABSTAIN

6.  TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING .

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE NOMINEES LISTED ABOVE AND "FOR" PROPOSALS 2, 3, 4, AND 5 AND IN THE DISCRETION OF THE PROXIES FOR ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


                                        Dated:                 , 1997
                                              -----------------

                                        ------------------------------------
                                                    (Signed)

                                        ------------------------------------
                                                     (Title)

                                        ------------------------------------
                                            (Signature if held jointly)

                                        If the shares are issued in the name
                                        of two or more persons, each person
                                        should sign the Proxy. If the shares
                                        are issued in the name of a
                                        corporation or a partnership, please
                                        sign in the corporate name, by
                                        president or other authorized
                                        officer, or in the partnership name,
                                        by an authorized person. Please sign
                                        exactly as you name appears and
                                        return this Proxy promptly in the
                                        accompanying postage-paid envelope.
                                        When signing as Attorney, Executor,
                                        Administrator, Trustee, Guardian or
                                        in any other representative capacity,
                                        please give your full title as such.


                 PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY